UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

XPERI INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of Annual Meeting

of Stockholders

Thursday, April 27, 2023

7:30 a.m., Pacific Time

Cambria Hotel Calabasas

26400 Rondell Street

Calabasas, CA 91302

The 2023 Annual Meeting of the Stockholders (“Annual Meeting”) of Xperi Inc. (the “Company”) will be held on Thursday, April 27, 2023 at 7:30 a.m. Pacific Time, at Cambria Hotel Calabasas, 26400 Rondell Street, Calabasas, CA 91302, for the following purposes.

1.
To elect five (5) members of the Board of Directors to hold office until the next annual meeting or until their successors are duly elected and qualified;
2.
To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023; and
3.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors has fixed the close of business on February 28, 2023 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting, or at any adjournments of the Annual Meeting.

We are pleased to be furnishing proxy materials to stockholders primarily over the Internet. We believe that this process expedites stockholders’ receipt of proxy materials and lowers the costs of printing and distributing our Annual Meeting materials. On or about March 14, 2023, a Notice of Internet Availability of Proxy Materials was mailed to our stockholders containing instructions on how to access our 2023 Proxy Statement and 2022 Annual Report on Form 10-K, and how to vote online. The notice also included instructions on how you can receive a copy of your Annual Meeting materials, including the notice of Annual Meeting, proxy statement, and proxy card by mail, via e-mail or by downloading them online. If you choose to receive your Annual Meeting materials by mail, the notice of Annual Meeting, proxy statement, proxy card and annual report will be enclosed. If you choose to receive your Annual Meeting materials via e-mail, the e-mail will contain voting instructions and links to the annual report and the proxy statement on the Internet, both of which are available at http://www.proxyvote.com and on our website at investor.xperi.com. If you access http://www.proxyvote.com using the instructions on the Notice, you will also be given the option to elect to receive future proxy materials by e-mail or in printed form by mail. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to the annual meeting materials and a link to the proxy voting site. Your election to receive future proxy materials by e-mail or in printed form by mail will remain in effect until you terminate such election.

To ensure your representation at the Annual Meeting, you are requested to submit your proxy over the Internet, by telephone or by mail.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors

Xperi Inc.

/s/ Rebecca K. Marquez

REBECCA K. MARQUEZ

Secretary

San Jose, California

March 14, 2023

Your Vote Counts! XPERI INC. 2190 GOLD STREET SAN JOSE, CA 95002 XPERI INC. 2023 Annual Meeting Vote by April 26, 2023 8:59 PM PDT You invested in XPERI INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 27, 2023. Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 13, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* April 27, 2023 7:30 AM PDT Cambria Hotel Calabasas 26400 Rondell Street Calabasas, CA 91302 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D98950-P87704

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D98951-P87704 1. Election of Directors Nominees: 1c. David C. Habiger 1a. Darcy Antonellis 1d. Jon E. Kirchner 1b. Laura J. Durr 1e. Christopher Seams NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For For 2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023.

XPERI INC.
2190 GOLD STREET
SAN JOSE, CA 95002

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 8:59 PM PDT on April 26, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 8:59 PM PDT on April 26, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D98947-P87704 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

XPERI INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Darcy Antonellis	☐	☐	☐
1b. Laura J. Durr	☐	☐	☐
1c. David C. Habiger	☐	☐	☐
1d. Jon E. Kirchner	☐	☐	☐
1e. Christopher Seams	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2.

	For	**Against**	**Abstain**
2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. D98948-P87704 XPERI INC. Annual Meeting of Stockholders April 27, 2023 7:30 AM PDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Jon E. Kirchner and Robert Andersen, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of XPERI INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 7:30 AM PDT on April 27, 2023, at Cambria Hotel Calabasas, 26400 Rondell Street, Calabasas, CA 91302, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side